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                                                                    Exhibit 24.1


                            DIRECTORS AND OFFICERS OF
                            NATIONAL CITY CORPORATION

                       REGISTRATION STATEMENT ON FORM S-8

                                POWER OF ATTORNEY


         The undersigned Directors and Officers of National City Corporation, a Delaware corporation (the "Corporation"), hereby constitute and appoint David L. Zoeller, Carlton E. Langer and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for us and in our names, in the capacities indicated below, under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to the registration of shares of National City Corporation common stock, with par value $4.00 per share, of the Corporation which will be offered under the National City Corporation, 2001 Stock Option Plan and with participations therein and any and all applications or other documents, including post-effective amendments, and any and all exhibits thereto to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as we could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them and any such substitute.

         EXECUTED this 24th day of July, 2001.


/s/ Jon E. Barfield                   Director
---------------------------------
Jon E. Barfield

/s/ Edward B. Brandon                 Director
---------------------------------
Edward B. Brandon

/s/ John G. Breen                     Director
---------------------------------
John G. Breen

/s/ James S. Broadhurst               Director
---------------------------------
James S. Broadhurst

                                      Director
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John W. Brown
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/s/ Duane E. Collins                  Director
---------------------------------
Duane E. Collins

/s/ Sandra Austin Crayton             Director
---------------------------------
Sandra Austin Crayton

/s/ David A. Daberko                  Chairman of the Board and Chief Executive
---------------------------------     Officer (Principal Executive Officer)
David A. Daberko

/s/ Daniel E. Evans                   Director
---------------------------------
Daniel E. Evans

/s/ Joseph T. Gorman                  Director
---------------------------------
Joseph T. Gorman

/s/ Paul A. Ormond                    Director
---------------------------------
Paul A. Ormond

/s/ Robert A. Paul                    Director
---------------------------------
Robert A. Paul

/s/ Michael A. Schuler                Director
---------------------------------
Michael A. Schuler

/s/ Jerome F. Tatar                   Director
---------------------------------
Jerome F. Tatar

Jerry Sue Thornton                    Director
---------------------------------
Jerry Sue Thornton, Ph.D.

/s/ Morry Weiss                       Director
---------------------------------
Morry Weiss